SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2003

New Horizons Worldwide, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17840	22-2941704

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

                     1900 S. State College Boulevard, Suite 200, Anaheim, California                                     92806

(Address of Principal Executive Offices)                                                                          (Zip Code)

Registrant's telephone number, including area code:          (714) 940-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

        On January 15, 2003, New Horizons Worldwide, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as exhibit 99.1 and the contents of which are incorporated herein by reference, announcing that it had entered into a waiver extension (the “Extension”) with its lenders regarding the scheduled restructuring of its credit facility. The Extension extends the deadline for amending the Company’s credit agreement to restructure its debt from January 15, 2003 to February 18, 2003.

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Item 7.          Financial Statements, Pro Forma Financial Information and Exhibits.

                   (c)       Exhibits.

                   99.1     Press release of New Horizons Worldwide, Inc. dated January 15, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZONS WORLDWIDE, INC.

Date: January 15, 2003	By:	/s/Robert S. McMillan Robert S. McMillan NEW HORIZONS WORLDWIDE, INC. Vice President, Treasurer, & Chief Financial Officer

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EXHIBIT INDEX

Exhibit            Description of Exhibit

99.1            Press release of New Horizons Worldwide, Inc. dated January 15, 2003.

E-1